SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.(R)
SUNAMERICA BIOTECH/HEALTH 30 FUND
Supplement to the Prospectus dated June 14, 2000

     Under the section entitled "SALES CHARGE REDUCTIONS AND
WAIVERS" on page 6 of the Prospectus, the first paragraph should be replaced in its entirety with the following:

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:

       financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor (this waiver may also apply to front-end sales charges of Class II shares)

       participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information

       Fund Directors and other individuals, and their families, who are affiliated with the Fund or any Fund distributed by SunAmerica Capital Services,
       Inc.

       selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

       within one year of the shareholder's death or becoming disabled taxable distributions or loans to participants made by qualified retirement plans or retirement accounts
       (not including rollovers) for which SunAmerica Funds
       Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 591/2 at the time the redemption is made

       Fund Directors and other individuals, and their families, who are affiliated with the Fund or any Fund distributed by SunAmerica Capital Services,
       Inc.

       to make payments through the Systematic Withdrawal
       Plan (subject to certain conditions)




Dated:  October 2, 2000